                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 6, 1998 included in the Ocean Energy, Inc. Form 8-K dated May 6, 1998 and to all references to our Firm included in this registration statement.

                                            /s/ ARTHUR ANDERSEN LLP
                                                ARTHUR ANDERSEN LLP

Houston, Texas
December 10, 1998